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                                                                    EXHIBIT 32.1


    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

Solely for the purposes of complying with 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer and Chief Financial Officer of C2, Inc. (the "Corporation"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Corporation for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




/s/  William T. Donovan
--------------------------------------
William T. Donovan
President, Chief Executive Officer and
Chief Financial Officer

Date:    August 11, 2003



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